UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ____________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 4, 2011
Date of Report (date of earliest event reported)
Copart, Inc.
(Exact name of Registrant as specified in its charter)
California	0-23255	94-2867490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4665 Business Center Drive Fairfield, California 94534
(Address of principal executive offices)
(707) 639-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under Section Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION INCLUDED IN THIS REPORT

Section 8 — Other Events

Item 8.01

Other Events

On February 4, 2011, Copart, Inc. issued a press release announcing that it will be relocating its corporate headquarters to Dallas, TX in 2012.  The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release, dated February 4, 2011 of Copart, Inc. announcing its relocation of corporate headquarters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2011

Copart, Inc.

By: /s/ William E. Franklin

William E. Franklin

Senior Vice President of Finance and

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit

Number

Description

99.1

Press release, dated February 4, 2011, of Copart, Inc. announcing its relocation of corporate headquarters.